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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 5, 2003

                         COMMISSION FILE NUMBER: 1-13011

                            COMFORT SYSTEMS USA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                                     76-0526487
(State or other jurisdiction                        (I.R.S. Employer
      of incorporation)                            Identification No.)



                             777 POST OAK BOULEVARD
                                    SUITE 500
                              HOUSTON, TEXAS 77056
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 830-9600



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ITEM 7(c) EXHIBITS

          The following Exhibits are included herein:

          Exhibit 99 Press Release of Comfort Systems USA, Inc. dated May 5, 2003, reporting Comfort's financial results for the first quarter of 2003.

ITEM 12.  MATERIAL INFORMATION DISCLOSURE

          Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Comfort System USA, Inc. dated May 5, 2003, reporting Comfort's financial results for the first quarter of 2003.


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              COMFORT SYSTEMS USA, INC.


                                              By: /s/ William George
                                                 -------------------------------
                                                 William George
                                                 Senior Vice President and
                                                 General Counsel

Date: May 5, 2003

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                                  EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------

  99 Press Release of Comfort System USA, Inc. dated May 5, 2003, reporting Comfort's financial results for the first quarter of 2003.


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